                                                                   Exhibit 10.18

                                 LOAN AGREEMENT

                       Signed in Yoquneam on June 14, 2004

By and between:

Sh.A. Gali Ltd.

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(Hereinafter "GALI")                                           on one side

And

OrganiTech USA Inc.
P.O. Box 700, Yoquneam 20692, Israel
Tel: +972-4-9590515; Fax: +972-4-9590514
(Hereinafter "ORGT")                                           on the other side

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Whereas        Gali has the means to provide ORGT with a loan under the terms set forth in this Agreement;
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And Whereas    ORGT needs a bridging loan for a period of 12 months, and ORGT is willing to take a loan from Gali under the terms set forth in this Agreement herein;
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And Whereas    The sides are perfectly aware of the fact that Mr. Simon Zenaty is a Director in ORGT as well as a shareholder of Gali;
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And Whereas    The sides wish to enter this loan Agreement from their own free will;
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It was therefore agreed and concluded as follows:

     1.   The preamble of this agreement shall constitute an integral part thereof.

     2.   The sides declare that they are fully aware of the fact that Mr. Simon
          Zenaty is a shareholder of Gali, and a Director in ORGT, and the sides commit to refrain from any claims against Mr. Zenaty regarding his involvement in the companies.

The Loan

     3.   Gali hereby provides ORGT with a loan of 450,000 NIS for a period of
          12 months under the terms of this Agreement hereof (Hereinafter: "THE
          LOAN").

     4.   The loan shall be transferred to ORGT within 7 days from the signing of this Agreement (Hereinafter: "THE EFFECTIVE DATE")

Interest

     5.   The loan shall bear an annual interest of US$ Libor +3% to be paid
          ORGT on quarterly basis.

Premium

     6.   Gali will be granted with a premium of 200,000 shares of common stock of ORGT to be issued to Gali within 12 months from the effective date.

     7.   Despite the abovementioned, Gali will have the right to choose not to be repaid but instead to be granted the issuance of the following amount of common stock of ORGT:

                                   100,000 US$
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                    Value of the share on the effective date

          In case that Gali chooses this option, it shall notify ORGT at list 15 days before the date of the scheduled repayment. To avoid any doubt, if Gali chooses the option presented in this paragraph, it will not be entitled to any repayment in Cash or Cash equivalent other than the issuance of shares abovementioned.

     8.   The loan (Capital only) shall be repaid by ORGT 12 months from the effective date. To avoid any doubt, ORGT will repay Gali the amount in
          NIS that is worth 100,000 US$ as to its value on the date of the repayment.

     9.   If ORGT fails to repay the Loan to Gali, until the date mentioned in
          Paragraph 6 herein, Gali will be entitled to, and ORGT hereby commits to issue the number of shares of common stock that will be calculated according to the following formula:

                                   100,000 US$
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                      Share value on the effective date /2

     10.  This agreement shall only be valid after the approval of OrganiTech's board of directors.

In witness whereof, the parties hereto have duly executed this Agreement as of
June 14, 2004

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        ORGANITECH U.S.A INC.                         SH.A.GALI LTD.
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           LIOR HESSEL, CEO                            SIMON ZENATY
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